CMFG LIFE INSURANCE COMPANY
                          CMFG VARIABLE ANNUITY ACCOUNT

                        SUPPLEMENT DATED MAY 14, 2012 TO

                         MEMBERS(R) VARIABLE ANNUITY III

                          PROSPECTUS DATED MAY 1, 2012

THIS SUPPLEMENT UPDATES YOUR MEMBERS VARIABLE ANNUITY III PROSPECTUS, AND CONTAINS INFORMATION THAT YOU SHOULD READ AND MAINTAIN FOR FUTURE REFERENCE. PLEASE KEEP THIS SUPPLEMENT WITH YOUR RECORDS.

The Board of Trustees of the Ultra Series Fund has notified us that it has approved a Plan of Liquidation and Dissolution of the Ultra Series Fund Equity Income Fund (Class I and Class II) (the "Fund") pursuant to which the Fund will liquidate on or about July 31, 2012 (the "liquidation date"). The Board of Trustees of the Ultra Series Fund has determined that the Liquidation and Dissolution of the Fund is in the best interest of the Fund and its shareholders. As of the liquidation date, the Fund will no longer be available as an investment option under your Contract. All Contract Value remaining in Subaccount investing in the Fund on the liquidation date will be transferred automatically to the Subaccount investing in the Ultra Series Fund Money Market Fund (Class I or Class II) (the "Money Market Fund") such that if you invest in the Subaccount that invests in the Ultra Series Fund Equity Fund, Class I, your Contact Value would be transferred to the Ultra Series Fund Money Market Fund, Class I; similarly, if you invest in the Subaccount that invests in the Ultra Series Fund Equity Income Fund, Class II, your Contract Value would be transferred to Ultra Series Fund Money Market Fund, Class II. After the liquidation date, any automatic transaction that involved the Subaccount investing in the Fund, such as dollar cost averaging and automatic rebalancing, now instead will involve the Subaccount investing in the Money Market Fund. For example, if you elected to dollar cost average by way of transferring Contract Value from a DCA Fixed Period to the Subaccount investing in the Fund, as of the liquidation date, your Contract Value will be transferred from that DCA Fixed Period to the Subaccount investing in the Money Market Fund. However, if you elected to dollar cost average by way of transferring Contract Value from the Subaccount investing in the Money Market Fund to the Subaccount investing in the Fund, as of the liquidation date, your Contract Value will be transferred from the Subaccount investing in the Money Market Fund to the Subaccount investing in the Money Market Fund. Further, after the liquidation date, the Fund will be replaced in any model asset allocation by the Money Market Fund.

From the date of this supplement until the liquidation date, you may transfer from the Subaccount investing in the Fund to any other Subaccount (as permitted by your Contract) without that transfer counting as a transfer that is subject to the transfer processing fee. If you had Contract Value invested in the Subaccount that invested in the

Fund on the liquidation date, you may transfer from the Subaccount that invests in the Money Market Fund to any other Subaccount (as permitted by your Contract) for 60 days after the liquidation date without that transfer counting as a transfer that is subject to the transfer processing fee. Also, you may want to change any automatic transactions that you elected. You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Subaccount that invests in the Money Market Fund may become extremely low and possibly negative. There is no assurance that the Money Market Fund will be able to maintain a stable net asset value per share.

To obtain a copy of the prospectus for the Money Market Fund or for any other fund in which the Variable Account invests, or if you have any questions regarding the Fund liquidation, please call us at 1-800-798-5500 or write us at 2000 Heritage Way, Waverly, Iowa 50677.

                                       -2-